SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       March 20, 2001
                                                       --------------




                          DENDRITE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         New Jersey                  0-26138            22-2786386
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission       (I.R.S. Employer
  of Incorporation)                  File Number)       Identification No.)




1200 Mount Kemble Avenue, Morristown, New Jersey                   07960-6767
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)




Registrant's telephone number, including area code         (973) 425-1200
                                                           ---------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.       Other Events.

         Option Exercise.


         On March 16, 2001 John E. Bailye, Chairman of the Board and Chief Executive Officer of Dendrite International, Inc. (the "Company") exercised options for 200,000 shares of the Company common stock at an exercise price of $6.4167 per share and continues to hold the shares, no shares having been sold into the market.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


                  None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DENDRITE INTERNATIONAL, INC.



Dated:   March ___, 2001              By:  _______________________________
                                           Christine A. Pellizzari
                                           Vice President, General Counsel and
                                           Secretary